SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

INTERCONTINENTALEXCHANGE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 RiverEdge Parkway

Suite 500

Atlanta, GA 30328

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code – (770) 857-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure

On December 20, 2012, IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), and NYSE Euronext, a Delaware corporation (“NYSE Euronext”), provided information in a presentation to analysts and investors regarding the proposed merger of NYSE Euronext with and into Baseball Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of ICE (“Merger Sub”). A copy of the slides used in connection with the presentation is attached hereto as Exhibit 99.1. Exhibit 99.1 is incorporated herein by reference and is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

ITEM 8.01.    Other Events

On December 20, 2012, ICE and NYSE Euronext issued a joint press release (the “Merger Agreement Press Release”) announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 20, 2012, by and among ICE, NYSE Euronext and Merger Sub. A copy of the Merger Agreement Press Release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

On December 20, 2012, ICE and NYSE Euronext issued a joint press release (the “Clearing Services Agreement Press Release”) announcing the execution of a Clearing Services Agreement, dated December 20, 2012, between ICE Clear Europe Limited, a company incorporated under the laws of England and Wales and an affiliate of ICE, and LIFFE Administration and Management, an affiliate of NYSE Euronext. A copy of the Clearing Services Agreement Press Release is attached to this report as Exhibit 99.3 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. ICE and NYSE Euronext caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving ICE and NYSE Euronext, including future financial results, ICE’s and NYSE Euronext’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in ICE’s and NYSE Euronext’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, without limitation, the following: the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of NYSE Euronext stockholders to adopt the merger agreement or the failure of ICE stockholders to approve the issuance of ICE common stock in connection with the merger; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; the possibility that any of the anticipated benefits of the proposed transaction will not be realized; the risk that integration of NYSE Euronext’s operations with those of ICE will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the transaction on ICE’s, NYSE Euronext’s or the combined company’s respective business relationships, operating results and business generally; the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; general competitive, economic, political and market conditions and fluctuations; actions taken or conditions imposed by the United States and foreign governments or regulatory authorities; and adverse outcomes of pending or threatened litigation or government investigations. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company, as will be described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be delivered to ICE’s and NYSE Euronext’s respective shareholders, and as described in ICE’s and NYSE Euronext’s respective filings with the SEC that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in ICE’s Form 10–K for the fiscal year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012, as filed with the SEC on August 1, 2012, and September 30, 2012, as filed with the SEC on November 5, 2012, and “Risk Factors” in NYSE Euronext’s Form 10–K for the fiscal year ended December 31, 2011, as filed with the SEC on February 29, 2012, and NYSE Euronext’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, as filed with the SEC on May 4, 2012, and September 30, 2012, as filed with the SEC on November 8, 2012. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclose material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, ICE intends to file with the SEC a registration statement on Form S–4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of NYSE Euronext. The final joint proxy statement/prospectus will be delivered to the stockholders of ICE and NYSE Euronext. INVESTORS AND SECURITY HOLDERS OF BOTH ICE AND NYSE EURONEXT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING ICE, NYSE EURONEXT AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ICE and NYSE Euronext, without charge, at the SEC’s website at http://www.sec.gov. Investors may also obtain these documents, without charge, from ICE’s website at http://www.theice.com and from NYSE Euronext’s website at http://www.nyx.com.

PARTICIPANTS IN THE MERGER SOLICITATION

ICE, NYSE Euronext and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.

You can find information about ICE and ICE’s directors and executive officers in ICE’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s proxy statement for its 2012 annual meeting of stockholders, as filed with the SEC on March 30, 2012.

You can find information about NYSE Euronext and NYSE Euronext’s directors and executive officers in NYSE Euronext’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 29, 2012, and NYSE Euronext’s proxy statement for its 2012 annual meeting of stockholders, filed with the SEC on March 26, 2012.

Additional information about the interests of potential participants will be included in the joint proxy statement/prospectuses, when it becomes available, and the other relevant documents filed by ICE and NYSE Euronext with the SEC.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Investor Presentation, dated December 20, 2012

99.2	Joint Press Release of IntercontinentalExchange, Inc. and NYSE Euronext regarding entry into an Agreement and Plan of Merger, dated December 20, 2012

99.3	Joint Press Release of IntercontinentalExchange, Inc. and NYSE Euronext regarding entry into a Clearing Services Agreement, dated December 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

Date: December 20, 2012	By:	/s/ Scott A. Hill
	Name:	Scott A. Hill
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation, dated December 20, 2012

99.2	Joint Press Release of IntercontinentalExchange, Inc. and NYSE Euronext regarding entry into an Agreement and Plan of Merger, dated December 20, 2012

99.3	Joint Press Release of IntercontinentalExchange, Inc. and NYSE Euronext regarding entry into a Clearing Services Agreement, dated December 20, 2012